SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2010

Oconee Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia	No. 000-25267	No. 58-244-2250
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

35 North Main Street
Watkinsville, Georgia 30677
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 769-6611

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 annual meeting of shareholders of Oconee Financial Corporation, a Georgia corporation (“Oconee”) was held on May 3, 2010.  The matters considered at the 2010 annual meeting (the “Annual Meeting”), and votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Election of Directors

		For	Withheld	Non-Votes
	G. Robert Bishop	650,546	300	0
	Jimmy L. Christopher	650,846	0	0
	Douglas D. Dickens	650,846	0	0
	B. Amrey Harden	650,846	0	0
	J. Albert Hale, Sr.	650,546	300	0
	Henry C. Maxey	650,846	0	0
	Ann B. Powers	650,546	300	0
	Jerry K. Wages	650,846	0	0
	Tom F. Wilson	650,846	0	0
	Virginia S. Wells	650,846	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Steven A. Rogers
Name: Steven A. Rogers
Title: Vice President and Chief Financial Officer

May 27, 2010